UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 31, 2003

LINCOLN NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Market Street, Suite 3900, Centre Square West Tower, Philadelphia, PA 19102

(Address of principal executive offices)

Registrant’s telephone number 215-448-1400

Item 9. Regulation FD Disclosure (Also being provided under Item 12, Results of Operations and Financial Condition).

The information in this Report, including the attached Exhibit, is “furnished” pursuant to Item 9 and Item 12 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if such subsequent filing specifically references this Form 8-K or specific parts of it. The furnishing of the information contained in the attached exhibit (statistical supplement) is not intended and should not be construed to imply that such information is material.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Lincoln National Corporation Statistical Supplement for the Quarter Ended December 31, 2003

Item 12. Results of Operations and Financial Condition

See Item 9, Regulation FD Disclosure, above.

On February 9, 2004 Lincoln National Corporation filed Form 8-K furnishing its statistical supplement for the quarter ended December 31, 2003. This Form 8-K/A is furnishing the identical statistical supplement with the exception that the page “Life Insurance Segment—Operational Data” has been revised to provide additional detail for first year premiums by product for the universal life product.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/S/ CASEY J. TRUMBLE
Name:	Casey J. Trumble
Title:	Senior Vice President and Chief Accounting Officer

Date: February 10, 2004